UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 17, 2015

PARAMOUNT GOLD NEVADA CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-36908	98-0138393
(Commission File Number)	(IRS Employer Identification No.)

665 Anderson Street

Winnemucca, Nevada

89445

(Address of Principal Executive Offices)

(775) 625-3600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07Submission of Matters to a Vote of Security Holders.

Paramount Gold Nevada Corp. (the “Company”) held its annual stockholder meeting on December 17, 2015.   Of the 8,518,791 shares outstanding and entitled to vote at the meeting 6,151,550 shares of common stock or 72.2% were voted.

At the annual stockholder meeting, the stockholders of the Company were asked to consider and vote on two proposals.  The election results for each proposal were as follows:

Proposal #1: Election results for the directors nominated at the meeting are as follows:

	Shares Voted
	For	Withheld	Broker Non-Votes
David Smith	2,662,093	47,898	3,441,559
Glen Van Treek	2,662,147	47,844	3,441,559
Christopher Reynolds	2,657,677	52,314	3,441,559
John Carden	2,661,892	48,099	3,441,559
Eliseo Gonzalez-Urien	2,661,629	48,362	3,441,559

Proposal #2:  Election results for the ratification of the appointment of MNP LLP as our independent registered public accountants for the year ended June 30, 2016 are as follows:

For	Against	Abstain
5,956,881	177,573	17,096

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GOLD NEVADA CORP.

Date: December 21, 2015	By:	/s/ Carlo Buffone
Carlo Buffone
Chief Financial Officer